Exhibit 99.1

First Quarter 2009 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s April 28, 2009 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2008. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s April 28, 2009 conference call might not occur.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-12
Leasing Activity	13
Stabilized Portfolio Capital Expenditures	14
Lease Expiration Summary and Lease Expirations by Region	15-18
Top Fifteen Tenants	19

Development
In-Process and Committed Development Projects	20
Future Development Pipeline	21

Debt and Capitalization Data
Capital Structure	22
Debt Analysis	23-24

Non-GAAP Supplemental Measures	25-29

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate in Southern California. The Company operates as a self-administered real estate investment trust. As of March 31, 2009, the Company’s stabilized portfolio consisted of 92 office buildings and 42 industrial buildings, which encompassed an aggregate of 8.6 million and 3.7 million rentable square feet, respectively, and was 87.6% occupied.

Board of Directors		Senior Management		Investor Relations
John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.		Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
William P. Dickey		Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
Scott S. Ingraham		John T. Fucci	Sr. VP Asset Management	Web: www.kilroyrealty.com
John B. Kilroy, Jr.		Tyler H. Rose	Sr. VP and Treasurer	E-mail: investorrelations@kilroyrealty.com
Dale F. Kinsella		Heidi R. Roth	Sr. VP and Controller
		Steve Scott	Sr. VP San Diego
		Justin W. Smart	Sr. VP Development

Equity Research Coverage
Citigroup Investment Research		RBC Capital Markets
Michael Bilerman	(212) 816-1383	Dave Rodgers	(440) 715-2647

Credit Suisse Group		Robert W. Baird & Company
Steven Benyik	(212) 538-0239	David Aubuchon	(314) 863-4235

Friedman, Billings, Ramsey & Co., Inc.		Stifel, Nicolaus & Company
Wilkes Graham	(703) 312-9737	John W. Guinee III	(443) 224-1307

Green Street Advisors
Michael Knott	(949) 640-8780

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Financial Highlights (1)

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
INCOME ITEMS (Including Discontinued Operations):
Revenues	$72,512	$72,437	$77,100	$69,828	$70,802
Lease Termination Fees	612	242	5,033	92	202
Net Operating Income (2)	52,159	53,149	58,009	49,508	52,985
Capitalized Interest and Loan Costs	2,063	3,117	4,753	5,187	5,075
Net Income Available to Common Stockholders	7,577	4,522	12,037	4,486	8,785
EBITDA (2)(3)	45,176	42,654	48,233	40,505	43,906
Funds From Operations (2)(4)(5)	28,961	25,737	33,296	25,893	29,047
Funds Available for Distribution (2)(4)(5)	23,979	20,076	28,527	24,906	25,747
Net Income Available to Common Stockholders per common share – diluted	$0.23	$0.14	$0.37	$0.14	$0.27
Funds From Operations per common share – diluted	$0.82	$0.73	$0.95	$0.74	$0.83
Dividends per share	$0.580	$0.580	$0.580	$0.580	$0.580
RATIOS (Including Discontinued Operations):
Operating Margins	71.9%	73.4%	75.2%	70.9%	74.8%
Interest Coverage Ratio (6)	4.0x	3.2x	3.7x	3.1x	3.3x
Fixed Charge Coverage Ratio (7)	3.0x	2.5x	2.9x	2.4x	2.6x
FFO Payout Ratio (8)	69.7%	78.5%	60.7%	78.1%	69.7%
FAD Payout Ratio (9)	84.2%	100.7%	70.8%	81.2%	78.7%

	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
ASSETS:
Real Estate Held for Investment before Depreciation	2,485,427	2,475,596	2,456,737	2,432,389	2,408,297
Total Assets	2,103,498	2,102,918	2,102,422	2,090,053	2,087,604
CAPITALIZATION:
Total Debt (10)	$1,191,886	$1,172,456	$1,158,878	$1,155,511	$1,135,983
Total Preferred Equity and Noncontrolling Interests (10)	201,500	201,500	201,500	201,500	201,500
Total Common Equity and Noncontrolling Interests (10)	598,289	1,165,743	1,665,037	1,638,558	1,714,978
Total Market Capitalization (10)	1,991,675	2,539,699	3,025,415	2,995,569	3,052,461
Total Debt / Total Market Capitalization	59.9%	46.1%	38.2%	38.6%	37.2%
Total Debt and Preferred / Total Market Capitalization	70.0%	54.1%	44.9%	45.3%	43.8%

(1)	Financial information for prior periods has been adjusted for the retroactive application of the following new accounting guidance adopted by the Company effective January 1, 2009: FASB Staff Position APB 14-1 “Accounting for Convertible Debt Instruments That May be Settled Upon Conversion (Including Partial Cash Settlement)”; Statement of Financial Accounting Standard No. 160 “Noncontrolling Interests in Consolidated Financial Statements—An Amendment of ARB No. 51”; and FASB Staff Position EITF 03-6-1 “Determining Whether Instruments Granted in Share Based Payment Transactions are Participating Securities.”
(2)	Please refer to pages 25 and 26 for Management Statements on Net Operating Income, EBITDA, Funds From Operations and Funds Available for Distribution.
(3)	Please refer to page 28 for a reconciliation of GAAP Net Income Available to Common Stockholders to EBITDA.
(4)	Please refer to page 6 for a reconciliation of GAAP Net Income Available to Common Stockholders to Funds From Operations and Funds Available for Distribution.
(5)	Reported amounts are attributable to common stockholders and common unitholders.
(6)	Calculated as EBITDA divided by interest expense, excluding the non-cash amortization of convertible debt discount.
(7)	Calculated as EBITDA divided by interest expense, excluding the non-cash amortization of convertible debt discount, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.
(8)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders (excluding dividend equivalents accrued to restricted stock unitholders) divided by Funds From Operations.
(9)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders (excluding dividend equivalents accrued to restricted stock unitholders) divided by Funds Available for Distribution.
(10)	See “Capital Structure” on page 22.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
High Price	$32.83	$45.97	$52.30	$55.54	$53.64
Low Price	$15.40	$21.71	$42.37	$46.52	$44.81
Closing Price	$17.19	$33.46	$47.79	$47.03	$49.11
Dividends per share - annualized	$2.32	$2.32	$2.32	$2.32	$2.32
Closing common shares (in 000’s) (1)	33,050	33,086	33,087	32,652	32,732
Closing common partnership units (in 000’s) (1)	1,754	1,754	1,754	2,188	2,189

	34,804	34,840	34,841	34,840	34,921

(1)	As of the end of the period.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Consolidated Balance Sheets (1)

(unaudited, $ in thousands)

	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
ASSETS:
Land and improvements	$336,874	$336,874	$334,634	$324,779	$324,779
Buildings and improvements	1,896,972	1,889,833	1,863,240	1,740,622	1,734,470
Undeveloped land and construction in progress	251,581	248,889	258,863	366,988	349,048

Total real estate held for investment	2,485,427	2,475,596	2,456,737	2,432,389	2,408,297
Accumulated depreciation and amortization	(550,868)	(532,769)	(514,712)	(497,697)	(480,642)

Total real estate assets, net	1,934,559	1,942,827	1,942,025	1,934,692	1,927,655
Cash and cash equivalents	16,256	9,553	10,055	4,367	4,881
Restricted cash	728	672	1,503	756	11
Marketable securities	2,392	1,888	2,243	2,406	2,238
Current receivables, net	3,915	5,753	4,658	3,843	4,724
Deferred rent receivables, net	68,693	67,144	64,444	66,554	68,423
Notes receivable	10,789	10,824	10,870	10,904	10,938
Deferred leasing costs and acquisition-related intangibles, net	52,151	53,539	54,044	52,282	53,335
Deferred financing costs, net	5,281	5,883	6,456	7,039	7,616
Prepaid expenses and other assets, net	8,734	4,835	6,124	7,210	7,783

TOTAL ASSETS	$2,103,498	$2,102,918	$2,102,422	$2,090,053	$2,087,604

LIABILITIES AND EQUITY:
Liabilities:
Secured debt	$312,886	$316,456	$317,878	$392,511	$394,983
Exchangeable senior notes, net	431,988	429,892	427,805	425,765	423,734
Unsecured senior notes	144,000	144,000	144,000	144,000	144,000
Unsecured line of credit	275,000	252,000	237,000	159,000	137,000
Accounts payable, accrued expenses and other liabilities	41,506	55,066	58,938	44,893	49,295
Accrued distributions	21,732	21,421	21,422	21,422	21,464
Deferred revenue and acquisition-related liabilities	74,088	76,219	75,012	75,421	72,573
Rents received in advance and tenant security deposits	19,146	19,340	18,785	20,386	20,699

Total liabilities	1,320,346	1,314,394	1,300,840	1,283,398	1,263,748

Noncontrolling Interest:
7.45% Series A cumulative redeemable preferred units of the Operating Partnership	73,638	73,638	73,638	73,638	73,638
Equity:
Stockholders’ Equity
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	331	331	331	327	327
Additional paid-in capital	707,421	700,122	697,663	687,626	689,344
Distributions in excess of earnings	(148,982)	(137,052)	(122,375)	(115,222)	(100,765)

Total stockholders’ equity	680,352	684,983	697,201	694,313	710,488

Noncontrolling Interest
Common units of the Operating Partnership	29,162	29,903	30,743	38,704	39,730

Total equity	709,514	714,886	727,944	733,017	750,218

TOTAL LIABILITIES AND EQUITY	$2,103,498	$2,102,918	$2,102,422	$2,090,053	$2,087,604

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009. (See footnote 1 on page 2).

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Consolidated Statements of Operations(1)

(unaudited, $ in thousands, except per share amount)

	Three Months Ended March 31,
	2009	2008	% Change
REVENUES:
Rental income	$63,064	$62,305	1.2%
Tenant reimbursements	7,653	8,193	(6.6%)
Other property income	1,795	304	490.5%

Total revenues	72,512	70,802	2.4%

EXPENSES:
Property expenses	12,392	11,488	7.9%
Real estate taxes	6,140	5,479	12.1%
Provision for bad debts	1,424	455	213.0%
Ground leases	397	395	0.5%
General and administrative expenses	7,053	9,236	(23.6%)
Interest expense	12,218	10,865	12.5%
Depreciation and amortization	21,185	19,866	6.6%

Total expenses	60,809	57,784	5.2%

OTHER INCOME:
Interest income and other net investment gains (losses)	70	157	(55.4%)

NET INCOME	11,773	13,175	(10.6%)

Net income attributable to noncontrolling common units of the Operating Partnership	(397)	(591)	(32.8%)

NET INCOME ATTRIBUTABLE TO THE COMPANY	11,376	12,584	(9.6%)
PREFERRED DIVIDENDS AND DISTRIBUTIONS:
Distributions on noncontrolling cumulative redeemable preferred units of the Operating Partnership	(1,397)	(1,397)	0.0%
Preferred dividends	(2,402)	(2,402)	0.0%

Total preferred dividends and distributions	(3,799)	(3,799)	0.0%

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$7,577	$8,785	(13.8%)

Weighted average common shares outstanding - basic	32,827	32,457	1.1%
Weighted average common shares outstanding - diluted	32,879	32,469	1.3%
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS PER SHARE:
Net income available to common stockholders per share - basic	$0.23	$0.27	(14.8%)

Net income available to common stockholders per share - diluted	$0.23	$0.27	(14.8%)

(1)	Results for all periods have been adjusted for the retroactive application of the new accounting pronouncements adopted by the Company on January 1, 2009. (See footnote 1 on page 2).

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution (1)

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2009	2008	% Change
FUNDS FROM OPERATIONS: (2)
Net income available to common stockholders	$7,577	$8,785	(13.8%)
Adjustments:
Net income attributable to noncontrolling common units of the Operating Partnership	397	591	(32.8%)
Depreciation and amortization of real estate assets	20,987	19,671	6.7%

Funds From Operations (3)	$28,961	$29,047	(0.3%)

Weighted average common shares/units outstanding - basic (4)	35,238	35,008	0.7%
Weighted average common shares/units outstanding - diluted (4)	35,290	35,020	0.8%
FFO per common share/unit - basic (3)	$0.82	$0.83	(0.9%)

FFO per common share/unit - diluted (3)	$0.82	$0.83	(1.1%)

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Funds From Operations (3)	$28,961	$29,047	(0.3%)
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	(4,859)	(5,353)	(9.2%)
Amortization of deferred revenue related to tenant improvements (5)	(2,321)	(1,832)	26.7%
Net effect of straight-line rents (6)	(1,549)	(971)	59.5%
Amortization of other deferred revenue, net (7)	(1,167)	(185)	530.8%
Non-cash amortization of convertible debt discount, net (8)	1,568	1,184	32.4%
Amortization of above/below market rents (9)	(149)	(172)	(13.4%)
Amortization of deferred financing costs and debt discount	688	539	27.6%
Non-cash amortization of share-based compensation awards	2,807	3,490	(19.6%)

Funds Available for Distribution (3)	$23,979	$25,747	(6.9%)

(1)	Results for all periods have been adjusted for the retroactive application of new accounting pronouncements which were adopted by the Company effective January 1, 2009. (See footnote 1 on page 2).
(2)	See page 26 for Management Statements on Funds From Operations and Funds Available for Distribution.
(3)	Reported amounts are attributable to common shareholders and unitholders.
(4)	Calculated based on weighted average shares outstanding including participating share-based awards and assuming the exchange of all common limited partnership units outstanding.
(5)	Represents revenue recognized during the period as a result of the amortization of deferred revenue recorded for tenant-funded tenant improvements.
(6)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases and the provision for bad debts recorded for deferred rent receivable balances.
(7)	Represents amortization of deferred revenue related to cash received prior to revenue recognition in connection with tenants’ contractual lease obligations, net of such amounts received.
(8)	Represents the amortization of the non-cash debt discount on the Company’s exchangeable senior notes due to the adoption of the new convertible debt accounting pronouncement on January 1, 2009, net of amounts capitalized. (See footnote 1 on page 2).
(9)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Same Store Analysis (1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended March 31,
	2009	2008	% Change
Total Same Store Portfolio
Number of properties	129	129
Square Feet	11,847,405	11,847,405
Percent of Stabilized Portfolio	95.8%	98.7%
Average Occupancy	87.8%	95.3%
Operating Revenues:
Rental income	$57,944	$61,557	(5.9%)
Tenant reimbursements	7,022	7,806	(10.0%)
Other property income	1,775	305	482.0%

Total operating revenues	66,741	69,668	(4.2%)

Operating Expenses:
Property expenses	11,647	11,225	3.8%
Real estate taxes	5,382	5,372	0.2%
Provision for bad debts	1,424	455	213.0%
Ground leases	396	394	0.5%

Total operating expenses	18,849	17,446	8.0%

GAAP Net Operating Income	$47,892	$52,222	(8.3%)

Same Store Analysis (Cash Basis)(2)

	Three Months Ended March 31,
	2009	2008	% Change
Total operating revenues	$61,899	$66,226	(6.5%)
Total operating expenses	17,425	16,991	2.6%

Cash Net Operating Income	$44,474	$49,235	(9.7%)

(1)	Same store defined as all stabilized properties owned at January 1, 2008 and still owned and in the stabilized portfolio at March 31, 2009.

(2)	Please refer to page 27 for a reconciliation of Same Store Cash and GAAP Net Operating Income to Net income Available to Common Stockholders.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at: (1)
		NOI (2)	Sq. Ft.		3/31/2009	12/31/2008	9/30/2008
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	25	27.9%	24.3%	3,006,509	88.5%	92.1%	91.2%
San Diego	57	54.9%	40.6%	5,019,160	84.0%	83.1%	89.0%
Orange County	5	1.3%	2.2%	277,340	66.9%	67.9%	72.6%
Other	5	2.6%	2.8%	346,439	92.8%	94.2%	94.2%

Subtotal	92	86.7%	69.9%	8,649,448	85.4%	86.2%	89.5%

Industrial:
Los Angeles	1	1.5%	1.6%	192,053	100.0%	100.0%	100.0%
Orange County	41	11.8%	28.5%	3,526,610	92.3%	96.1%	93.1%

Subtotal	42	13.3%	30.1%	3,718,663	92.7%	96.3%	93.4%

OCCUPANCY BY REGION:
Los Angeles	26	29.4%	25.9%	3,198,562	89.2%	92.6%	91.7%
San Diego	57	54.9%	40.6%	5,019,160	84.0%	83.1%	89.0%
Orange County	46	13.1%	30.7%	3,803,950	90.4%	94.1%	91.7%
Other	5	2.6%	2.8%	346,439	92.8%	94.2%	94.2%

TOTAL STABILIZED PORTFOLIO	134	100.0%	100.0%	12,368,111	87.6%	89.2%	90.7%

RE-ENTITLEMENT PROPERTY:
Industrial:
Orange County (17150 Von Karman)	1			157,458

TOTAL PORTFOLIO	135			12,525,569

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	85.3%	93.0%	87.6%

AVERAGE OCCUPANCY - SAME STORE PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	85.4%	93.0%	87.8%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	11,789	100.0%
23975 Park Sorrento	Calabasas	100,592	64.5%
24025 Park Sorrento	Calabasas	102,264	100.0%
26541 Agoura Road	Calabasas	91,327	0.0%
2240 E. Imperial Highway	El Segundo	122,870	100.0%
2250 E. Imperial Highway	El Segundo	293,261	96.5%
2260 E. Imperial Highway	El Segundo	286,151	100.0%
909 Sepulveda Boulevard	El Segundo	241,607	92.2%
999 Sepulveda Boulevard	El Segundo	127,901	98.6%
3750 Kilroy Airport Way	Long Beach	10,457	100.0%
3760 Kilroy Airport Way	Long Beach	165,278	96.1%
3780 Kilroy Airport Way	Long Beach	219,745	86.6%
3800 Kilroy Airport Way	Long Beach	192,476	94.3%
3840 Kilroy Airport Way	Long Beach	136,026	100.0%
3880 Kilroy Airport Way	Long Beach	98,243	100.0%
3900 Kilroy Airport Way	Long Beach	126,840	90.9%
12100 W. Olympic Boulevard	Los Angeles	150,167	100.0%
12200 W. Olympic Boulevard	Los Angeles	150,302	94.7%
12312 W. Olympic Boulevard	Los Angeles	78,000	100.0%
1633 26th Street	Santa Monica	44,915	100.0%
2100 Colorado Avenue	Santa Monica	94,844	0.0%
3130 Wilshire Boulevard	Santa Monica	88,339	78.4%
501 Santa Monica Boulevard	Santa Monica	73,115	90.8%

Total Los Angeles Office		3,006,509	88.5%

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
San Diego, California
12225 El Camino Real	Del Mar	60,840	0.0%
12235 El Camino Real	Del Mar	54,673	100.0%
12340 El Camino Real	Del Mar	87,405	100.0%
12390 El Camino Real	Del Mar	72,332	100.0%
12348 High Bluff Drive	Del Mar	38,710	93.5%
12400 High Bluff Drive	Del Mar	208,464	100.0%
3579 Valley Centre Drive	Del Mar	52,375	0.0%
3611 Valley Centre Drive	Del Mar	130,178	95.6%
3661 Valley Centre Drive	Del Mar	129,752	100.0%
3721 Valley Centre Drive	Del Mar	114,780	100.0%
3811 Valley Centre Drive	Del Mar	112,067	100.0%
6200 Greenwich Drive	Governor Park	71,000	100.0%
6220 Greenwich Drive	Governor Park	141,214	0.0%
15051 Ave of Science	I-15 Corridor	70,617	100.0%
15073 Ave of Science	I-15 Corridor	46,759	100.0%
15231 Ave of Science	I-15 Corridor	65,638	100.0%
15253 Ave of Science	I-15 Corridor	37,437	100.0%
15333 Ave of Science	I-15 Corridor	78,880	100.0%
15378 Ave of Science	I-15 Corridor	68,910	100.0%
15004 Innovation Drive	I-15 Corridor	146,156	100.0%
15435 Innovation Drive	I-15 Corridor	51,500	0.0%
15445 Innovation Drive	I-15 Corridor	51,500	0.0%
13280 S. Evening Creek Drive	I-15 Corridor	42,971	46.5%
13290 S. Evening Creek Drive	I-15 Corridor	61,176	0.0%
13480 Evening Creek Drive North	I-15 Corridor	147,533	100.0%
13500 Evening Creek Drive North	I-15 Corridor	140,915	98.0%
13520 Evening Creek Drive North	I-15 Corridor	140,915	53.7%
7525 Torrey Santa Fe	56 Corridor	103,979	100.0%
7535 Torrey Santa Fe	56 Corridor	130,243	100.0%
7545 Torrey Santa Fe	56 Corridor	130,354	100.0%
7555 Torrey Santa Fe	56 Corridor	101,236	100.0%
10020 Pacific Mesa Boulevard	Sorrento Mesa	318,000	100.0%
4921 Directors Place	Sorrento Mesa	55,500	0.0%
4939 Directors Place	Sorrento Mesa	60,662	100.0%
4955 Directors Place	Sorrento Mesa	76,246	100.0%
5005 Wateridge Vista Drive	Sorrento Mesa	61,460	100.0%
5010 Wateridge Vista Drive	Sorrento Mesa	111,318	100.0%
10243 Genetic Center Drive	Sorrento Mesa	102,875	0.0%
6055 Lusk Avenue	Sorrento Mesa	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	130,536	100.0%
6290 Sequence Drive	Sorrento Mesa	90,000	100.0%
6310 Sequence Drive	Sorrento Mesa	62,415	100.0%
6340 Sequence Drive	Sorrento Mesa	66,400	100.0%
6350 Sequence Drive	Sorrento Mesa	132,600	100.0%
10390 Pacific Center Court	Sorrento Mesa	68,400	100.0%
10394 Pacific Center Court	Sorrento Mesa	59,630	100.0%
10398 Pacific Center Court	Sorrento Mesa	43,645	100.0%
10421 Pacific Center Court	Sorrento Mesa	79,871	0.0%
10445 Pacific Center Court	Sorrento Mesa	48,709	100.0%
10455 Pacific Center Court	Sorrento Mesa	90,000	100.0%
10350 Barnes Canyon	Sorrento Mesa	38,018	100.0%
10120 Pacific Heights	Sorrento Mesa	52,540	100.0%
5717 Pacific Center Boulevard	Sorrento Mesa	67,995	100.0%
4690 Executive Drive	University Towne Center	47,636	100.0%
9455 Towne Center Drive	University Towne Center	45,195	0.0%
9785 Towne Center Drive	University Towne Center	75,534	100.0%
9791 Towne Center Drive	University Towne Center	50,466	100.0%

Total San Diego Office		5,019,160	84.0%

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
Orange County, California
4175 E. La Palma Avenue	Anaheim	43,263	88.7%
8101 Kaiser Boulevard	Anaheim	59,790	94.5%
601 Valencia Avenue	Brea	60,891	0.0%
603 Valencia Avenue	Brea	45,900	100.0%
111 Pacifica	Irvine Spectrum	67,496	66.4%

Total Orange County Office		277,340	66.9%

Other
5151 Camino Ruiz	Carmarillo	187,861	89.4%
5153 Camino Ruiz	Carmarillo	38,655	100.0%
5155 Camino Ruiz	Carmarillo	38,856	100.0%
2829 Townsgate Road	Thousand Oaks	81,067	94.0%

Total Other Office		346,439	92.8%

Total Office		8,649,448	85.4%

Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	192,053	100.0%

Total Los Angeles Industrial		192,053	100.0%

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Industrial:
Orange County, California
1000 E. Ball Road	Anaheim	100,000	100.0%
1230 S. Lewis Road	Anaheim	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	84,185	100.0%
3125 E. Coronado Street	Anaheim	144,000	100.0%
3130/3150 Miraloma Avenue	Anaheim	144,000	100.0%
3250 E. Carpenter Avenue	Anaheim	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	153,320	40.8%
3355 E. La Palma Avenue	Anaheim	98,200	100.0%
4123 E. La Palma Avenue	Anaheim	70,863	100.0%
4155 E. La Palma Avenue	Anaheim	74,618	88.8%
5115 E. La Palma Avenue	Anaheim	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	110,487	100.0%
1145 N. Ocean Boulevard	Anaheim	65,447	100.0%
1201 N. Miller Street	Anaheim	119,612	100.0%
1211 N. Miller Street	Anaheim	200,646	100.0%
1231 N. Miller Street	Anaheim	113,242	100.0%
660 N. Puente Street	Brea	51,567	100.0%
950 W. Central Avenue	Brea	24,000	100.0%
1050 W. Central Avenue	Brea	30,000	80.0%
1150 W. Central Avenue	Brea	30,000	100.0%
895 Beacon Street	Brea	54,795	100.0%
955 Beacon Street	Brea	37,916	100.0%
1125 Beacon Street	Brea	49,178	100.0%
925 Lambert Road	Brea	80,000	100.0%
1075 Lambert Road	Brea	98,811	100.0%
1675 MacArthur Boulevard	Costa Mesa	50,842	100.0%
25902 Towne Center Drive	Foothill Ranch	309,685	100.0%
12400 Industry Street	Garden Grove	64,200	0.0%
12681 / 12691 Pala Drive	Garden Grove	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	82,602	100.0%
7091 Belgrave Avenue	Garden Grove	70,000	100.0%
12271 Industry	Garden Grove	20,000	100.0%
12311 Industry	Garden Grove	25,000	100.0%
7261 Lampson Avenue	Garden Grove	47,092	100.0%
12472 Edison Way	Garden Grove	55,576	100.0%
12442 Knott Street	Garden Grove	58,303	100.0%
2055 S.E. Main Street	Irvine	47,583	100.0%
1951 E. Carnegie Avenue	Santa Ana	100,000	100.0%
2525 Pullman Street	Santa Ana	103,380	0.0%
14831 Franklin Avenue	Tustin	36,256	100.0%
2911 Dow Avenue	Tustin	51,410	100.0%

Total Orange County Industrial		3,526,610	92.3%

Total Industrial		3,718,663	92.7%

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq.Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)
	New	Renewal	New	Renewal
Office	4	7	56,348	158,192	$12.80	$0.18	10.5%	9.6%	57.2%	49
Industrial	1	2	100,000	115,299	3.42	0.11	2.5%	(8.5%)	36.2%	81

Total	5	9	156,348	273,491	$8.10	$0.16	8.1%	4.1%	46.0%	65

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Calculated over entire stabilized portfolio.

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(5)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants or subtenants at lease expiration.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:
Q1 2009
Capital Improvements	$1,404
Tenant Improvements & Leasing Commissions	—

Total	$1,404

Recurring Capital Expenditures:
Q1 2009
Capital Improvements
Office	$1,522
Industrial	425

1,947
Tenant Improvements & Leasing Commissions (1)
Office	1,764
Industrial	1,148

2,912
Total
Office	3,286
Industrial	1,573

$4,859

(1)	Represents costs incurred for leasing activity during the period shown. Amounts exclude tenant-funded tenant improvements.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Lease Expiration Summary Schedule (1)

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft.(2)
OFFICE:
2009	48	491,272	6.7%	$11,594	5.6%	$23.60
2010	77	1,306,853	17.8%	32,165	15.5%	24.61
2011	51	518,493	7.1%	10,759	5.2%	20.75
2012	46	589,056	8.0%	15,995	7.7%	27.15
2013	36	529,866	7.2%	13,138	6.3%	24.79
2014	24	878,457	12.0%	22,038	10.6%	25.09
2015	15	479,518	6.5%	14,482	7.0%	30.20
2016	9	333,051	4.5%	8,514	4.1%	25.56
2017	13	1,098,704	15.0%	30,181	14.5%	27.47
2018	20	638,798	8.7%	28,283	13.6%	44.28
2019 and beyond	7	473,027	6.5%	20,304	9.9%	42.92

Subtotal	346	7,337,095	100.0%	$207,453	100.0%	$28.27

INDUSTRIAL:
2009	9	252,033	7.4%	$1,795	6.5%	$7.12
2010	15	455,493	13.5%	3,612	13.1%	7.93
2011	12	345,634	10.2%	3,217	11.6%	9.31
2012	11	596,672	17.6%	4,174	15.1%	7.00
2013	4	581,508	17.2%	4,259	15.4%	7.32
2014	6	407,123	12.0%	3,082	11.2%	7.57
2015	4	260,889	7.7%	2,102	7.6%	8.06
2016	2	233,278	6.9%	3,274	11.9%	14.03
2017	0	0	0.0%	0	0.0%	0.00
2018	1	82,602	2.4%	643	2.3%	7.78
2019 and beyond	2	168,200	5.1%	1,467	5.3%	8.72

Subtotal	66	3,383,432	100.0%	$27,625	100.0%	$8.16

TOTAL PORTFOLIO:
2009	57	743,305	6.9%	$13,389	5.7%	$18.01
2010	92	1,762,346	16.4%	35,777	15.2%	20.30
2011	63	864,127	8.1%	13,976	5.9%	16.17
2012	57	1,185,728	11.1%	20,169	8.6%	17.01
2013	40	1,111,374	10.4%	17,397	7.4%	15.65
2014	30	1,285,580	12.0%	25,120	10.7%	19.54
2015	19	740,407	6.9%	16,584	7.1%	22.40
2016	11	566,329	5.3%	11,788	5.0%	20.81
2017	13	1,098,704	10.2%	30,181	12.8%	27.47
2018	21	721,400	6.7%	28,926	12.3%	40.10
2019 and beyond	9	641,227	6.0%	21,771	9.3%	33.95

Total	412	10,720,527	100.0%	$235,078	100.0%	$21.93

(1)	The information presented reflects leasing activity through March 31, 2009. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space at March 31, 2009.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Lease Expiration Schedule Detail by Region (1)

($ in thousands)

	Los Angeles County						Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE:
2009	24	158,779	6.1%	$4,012	5.6%	$25.27	15	111,512	61.5%	$2,777	61.9%	$24.90
2010	53	830,451	31.9%	19,756	27.6%	23.79	5	11,359	6.3%	276	6.2%	24.30
2011	37	228,446	8.8%	6,612	9.2%	28.94	5	16,214	8.9%	381	8.5%	23.50
2012	30	182,795	7.0%	5,074	7.1%	27.76	6	38,572	21.3%	971	21.6%	25.17
2013	29	262,217	10.1%	6,899	9.6%	26.31	1	2,556	1.4%	57	1.3%	22.30
2014	16	455,944	17.5%	12,693	17.7%	27.84	1	1,115	0.6%	24	0.5%	21.52
2015	7	189,638	7.3%	5,968	8.3%	31.47	—	—	—	—	—	—
2016	5	61,096	2.3%	2,238	3.1%	36.63	—	—	—	—	—	—
2017	2	26,024	1.0%	874	1.2%	33.58	—	—	—	—	—	—
2018	3	35,140	1.4%	1,196	1.7%	34.04	—	—	—	—	—	—
2019 and beyond	2	170,596	6.6%	6,348	8.9%	37.21	—	—	—	—	—	—

Subtotal	208	2,601,126	100.0%	$71,670	100.0%	$27.55	33	181,328	100.0%	$4,486	100.0%	$24.74

INDUSTRIAL:
2009	—	—	—	—	—	—	9	252,033	7.9%	$1,795	7.3%	$7.12
2010	—	—	—	—	—	—	15	455,493	14.3%	3,612	14.6%	7.93
2011	—	—	—	—	—	—	12	345,634	10.8%	3,217	13.0%	9.31
2012	—	—	—	—	—	—	11	596,672	18.7%	4,174	16.9%	7.00
2013	—	—	—	—	—	—	4	581,508	18.2%	4,259	17.3%	7.32
2014	—	—	—	—	—	—	6	407,123	12.8%	3,082	12.5%	7.57
2015	—	—	—	—	—	—	4	260,889	8.2%	2,102	8.5%	8.06
2016	1	192,053	100.0%	2,960	100.0%	15.41	1	41,225	1.3%	314	1.3%	7.62
2017	—	—	—	—	—	—	—	—	—	—	0.0%	—
2018	—	—	—	—	—	—	1	82,602	2.6%	643	2.6%	7.78
2019 and beyond	—	—	—	—	—	—	2	168,200	5.2%	1,467	6.0%	8.72

Subtotal	1	192,053	100.0%	$2,960	100.0%	$15.41	65	3,191,379	100.0%	$24,665	100.0%	$7.73

TOTAL PORTFOLIO:
2009	24	158,779	5.7%	$4,012	5.4%	$25.27	24	363,545	10.8%	$4,572	15.7%	$12.58
2010	53	830,451	29.7%	19,756	26.5%	23.79	20	466,852	13.8%	3,888	13.3%	8.33
2011	37	228,446	8.2%	6,612	8.9%	28.94	17	361,848	10.7%	3,598	12.3%	9.94
2012	30	182,795	6.5%	5,074	6.8%	27.76	17	635,244	18.8%	5,145	17.6%	8.10
2013	29	262,217	9.4%	6,899	9.2%	26.31	5	584,064	17.3%	4,316	14.8%	7.39
2014	16	455,944	16.3%	12,693	17.0%	27.84	7	408,238	12.1%	3,106	10.7%	7.61
2015	7	189,638	6.8%	5,968	8.0%	31.47	4	260,889	7.7%	2,102	7.2%	8.06
2016	6	253,149	9.1%	5,198	7.0%	20.53	1	41,225	1.2%	314	1.1%	7.62
2017	2	26,024	0.9%	874	1.2%	33.58	—	—	—	—	0.0%	—
2018	3	35,140	1.3%	1,196	1.6%	34.04	1	82,602	2.4%	643	2.2%	7.78
2019 and beyond	2	170,596	6.1%	6,348	8.4%	37.21	2	168,200	5.2%	1,467	5.1%	8.72

Total	209	2,793,179	100.0%	$74,630	100.0%	$26.72	98	3,372,707	100.0%	$29,151	100.0%	$8.64

(1)	The information presented reflects leasing activity through March 31, 2009. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space at March 31, 2009.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Lease Expiration Schedule Detail by Region (1)

($ in thousands)

	San Diego County						Other
Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE:
2009	7	217,939	5.1%	$4,715	3.7%	$21.63	2	3,042	1.0%	$90	1.7%	$29.59
2010	13	390,135	9.2%	10,373	8.2%	26.59	6	74,908	23.6%	1,760	33.3%	23.50
2011	3	65,759	1.6%	1,359	1.1%	20.67	6	208,074	65.4%	2,407	45.6%	11.57
2012	9	362,139	8.5%	9,756	7.7%	26.94	1	5,550	1.7%	194	3.7%	34.95
2013	6	265,093	6.3%	6,182	4.9%	23.32	—	—	—	—	—	—
2014	6	414,639	9.8%	9,100	7.2%	21.95	1	6,759	2.1%	221	4.2%	32.70
2015	5	270,213	6.4%	7,906	6.3%	29.26	3	19,667	6.2%	608	11.5%	30.91
2016	4	271,955	6.4%	6,276	5.0%	23.08	—	—	—	—	—	—
2017	11	1,072,680	25.3%	29,307	23.3%	27.32	—	—	—	—	—	—
2018	17	603,658	14.2%	27,087	21.5%	44.87	—	—	—	—	—	—
2019 and beyond	5	302,431	7.2%	13,956	11.1%	46.15	—	—	—	—	—	—

Subtotal	86	4,236,641	100.0%	$126,017	100.0%	$29.74	19	318,000	100.0%	$5,280	100.0%	$16.60

INDUSTRIAL:
2009	—	—	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—
2019 and beyond	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL PORTFOLIO:
2009	7	217,939	5.1%	$4,715	3.7%	$21.63	2	3,042	1.0%	$90	1.7%	$29.59
2010	13	390,135	9.2%	10,373	8.2%	26.59	6	74,908	23.6%	1,760	33.3%	23.50
2011	3	65,759	1.6%	1,359	1.1%	20.67	6	208,074	65.4%	2,407	45.6%	11.57
2012	9	362,139	8.5%	9,756	7.7%	26.94	1	5,550	1.7%	194	3.7%	34.95
2013	6	265,093	6.3%	6,182	4.9%	23.32	—	—	—	—	—	—
2014	6	414,639	9.8%	9,100	7.2%	21.95	1	6,759	2.1%	221	4.2%	32.70
2015	5	270,213	6.4%	7,906	6.3%	29.26	3	19,667	6.2%	608	11.5%	30.91
2016	4	271,955	6.4%	6,276	5.0%	23.08	—	—	—	—	—	—
2017	11	1,072,680	25.3%	29,307	23.3%	27.32	—	—	—	—	—	—
2018	17	603,658	14.2%	27,087	21.5%	44.87	—	—	—	—	—	—
2019 and beyond	5	302,431	7.2%	13,956	11.1%	46.15	—	—	—	—	—	—

Total	86	4,236,641	100.0%	$126,017	100.0%	$29.74	19	318,000	100.0%	$5,280	100.0%	$16.60

(1)	The information presented reflects leasing activity through March 31, 2009. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space at March 31, 2009.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Quarterly Lease Expirations for 2009 (1)

($ in thousands)

	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE:
Q2 2009	9	60,473	0.9%	$1,600	0.8%	$26.46
Q3 2009	19	289,803	3.9%	6,457	3.1%	22.28
Q4 2009	20	140,996	1.9%	3,537	1.7%	25.09

Subtotal 2009	48	491,272	6.7%	$11,594	5.6%	$23.60

INDUSTRIAL:
Q2 2009	4	170,832	5.0%	$1,070	3.9%	$6.26
Q3 2009	1	4,000	0.1%	42	0.2%	10.50
Q4 2009	4	77,201	2.3%	683	2.4%	8.85

Subtotal 2009	9	252,033	7.4%	$1,795	6.5%	$7.12

TOTAL PORTFOLIO:
Q2 2009	13	231,305	2.2%	$2,670	1.1%	$11.54
Q3 2009	20	293,803	2.7%	6,499	2.8%	22.12
Q4 2009	24	218,197	2.0%	4,220	1.8%	19.34

Total 2009	57	743,305	6.9%	$13,389	5.7%	$18.01

(1)	The information presented reflects leasing activity through March 31, 2009. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space at March 31, 2009.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Top Fifteen Tenants (1)

($ in thousands)

Tenant Name	Product Type	Annualized Base Rental Revenues (2)	Rentable Square Feet	Percentage of Total Annualized Base Rental Revenues (2)	Percentage of Total Rentable Square Feet
Intuit, Inc.	Office	$15,005	536,812	5.3%	4.3%
Scripps Health	Office	12,336	258,223	4.3%	2.1%
Cardinal Health, Inc.	Office	10,068	459,709	3.5%	3.7%
Bridgepoint Education, Inc. (3)	Office	9,746	196,415	3.4%	1.6%
DIRECTV, Inc.	Office	8,530	314,207	3.0%	2.5%
AMN Healthcare, Inc.	Office	8,341	175,672	2.9%	1.4%
Fish & Richardson P.C.	Office	6,071	139,538	2.1%	1.1%
The Boeing Company	Office / Industrial	5,905	351,598	2.1%	2.8%
Epson America, Inc.	Office	5,538	162,852	2.0%	1.3%
Accredited Home Lenders, Inc.	Office	5,164	181,955	1.8%	1.5%
Verenium Corporation	Office	5,158	136,908	1.8%	1.1%
Hewlett-Packard Company	Office	4,348	117,948	1.5%	1.0%
Fair, Isaac and Company, Incorporated	Office	4,006	129,752	1.4%	1.0%
Avnet, Inc.	Office	3,768	114,780	1.3%	0.9%
Epicor Software Corporation (4)	Office	3,509	172,778	1.2%	1.4%

Total Top Fifteen Tenants		$107,493	3,449,147	37.6%	27.7%

(1)	The information presented is as of the date of this filing.

(2)	Based upon annualized contractual base rental revenue, which is calculated on a straight-line basis in accordance with GAAP, for leases for which rental revenue is being recognized by the Company as of March 31, 2009.

(3)	Bridgepoint Education, Inc. (“Bridgepoint”) is projected to increase its current occupancy of 196,415 rentable square feet to 307,008 rentable square feet in phases through the third quarter of 2010. This expansion will increase the Company’s annualized base rental revenue from Bridgepoint to approximately $14.8 million in the third quarter of 2010. Bridgepoint is currently projected to become the Company's second largest tenant during the fourth quarter of 2009.

(4)	Epicor Software Corporation is expected to vacate the premises when the lease expires in August 2009.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

In-Process and Committed Development Projects

($ in millions)

DEVELOPMENT PROJECTS:	Location	Type	Estimated Construction Period		Est. Stabilization Date (1)	Rentable Square Feet	Total Estimated Investment	Total Costs as of 3/31/2009 (2)	% Leased
Project			Start Date	Compl. Date
PROJECT IN LEASE-UP:
Sorrento Gateway - Lot 1	Sorrento Mesa	Medical Office	4Q 2007	4Q 2008	4Q 2009	50,925	$22.4	$16.4	0%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Represents cash paid and costs incurred as of March 31, 2009.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Future Development Pipeline

($ in millions)

Project	Location	Type	Gross Site Acreage	Estimated Rentable Square Feet	Total Costs as of 3/31/2009(1)
SAN DIEGO, CALIFORNIA
Carlsbad Oaks - Lots 4, 5, 7 & 8	Carlsbad	Office	32.0	288,000	$18.1
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	170,000	11.3
Rancho Bernardo Corporate Center	I-15 Corridor	Office	21.0	320,000 - 1,000,000	27.2
San Diego Corporate Center - Phase I and II	Del Mar	Office	23.0	500,000	96.4
Santa Fe Summit - Phase II and III	56 Corridor	Office	21.8	600,000	70.0
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	6.3	80,000	11.1
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	7.6	57,000	10.0

TOTAL FUTURE DEVELOPMENT PIPELINE			116.7	2,015,000 - 2,695,000	$244.1

(1)	Represents cash paid and costs incurred as of March 31, 2009.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Capital Structure

At March 31, 2009

($ in thousands)

	Shares/Units At March 31, 2009	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$312,886	15.8%
Exchangeable Senior Notes (1)		460,000	23.1%
Unsecured Senior Notes		144,000	7.2%
Unsecured Line of Credit		275,000	13.8%

Total Debt		$1,191,886	59.9%

EQUITY AND NONCONTROLLING INTERESTS:
7.450% Series A Cumulative Redeemable Preferred Units (2)	1,500,000	$75,000	3.8%
7.800% Series E Cumulative Redeemable Preferred Stock (3)	1,610,000	40,250	2.0%
7.500% Series F Cumulative Redeemable Preferred Stock (3)	3,450,000	86,250	4.3%
Common Units Outstanding (4)	1,753,729	30,147	1.5%
Common Shares Outstanding (4)	33,050,706	568,142	28.5%

Total Equity and Noncontrolling Interests		$799,789	40.1%

TOTAL MARKET CAPITALIZATION		$1,991,675	100.0%

(1)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $28.0 million at March 31, 2009.

(2)	Value based on $50.00 per share liquidation preference.

(3)	Value based on $25.00 per share liquidation preference.

(4)	Value based on closing share price of $17.19 on March 31, 2009.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Debt Analysis

At March 31, 2009

($ in millions)

TOTAL DEBT COMPOSITION

	% of Total Debt	Weighted Average
		Interest Rate		Maturity
Secured vs. Unsecured Debt:
Secured Debt	26.3%	5.8%		2.6
Unsecured Debt	73.7%	3.2%		2.5
Floating vs. Fixed Rate Debt:
Fixed Rate Debt	73.9%	4.7%		3.1
Floating Rate Debt	26.1%	1.5%		1.1

Total Debt		3.9%		2.5

Total Debt Including Loan Fees		4.2	% (1)

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$550.0	$275.0	April 2010 (2)

Key Financial Covenants (as defined per Credit Agreement):	Covenant	Actual Performance at March 31, 2009
Total debt to total asset value (3)	< 60%	39%
Fixed charge coverage ratio	> 1.5x	2.4x
Minimum consolidated tangible net worth	> $700 million + 75% of all Net Offering Proceeds (4)	$1.8 billion
Dividend coverage ratio	< 95% FFO	69%
Unsecured debt ratio (3)(5)	> 1.67x	2.58x
Unencumbered asset pool occupancy (6)	> 85%	91%

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$2.1	$2.1

(1)	Excludes the impact of the amortization of the non-cash debt discount on the Company’s exchangeable senior notes.

(2)	The maturity date does not reflect the Company’s option to extend the maturity by one year.

(3)	In the event of a major acquisition, the total debt to total asset value may exceed 60% for up to two consective quarters but in no event exceed 65% and the unsecured debt ratio may be less than 1.67x for up to two consecutive quarters but in no event less than 1.54x.

(4)	This covenant level was calculated at $831 million at March 31, 2009.

(5)	The unsecured debt ratio is calculated by dividing the unsecured asset pool value by the amount of unsecured senior debt.

(6)	Tested on a quarterly basis, the covenant is based on the average occupancy during the prior consecutive twelve month period.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Debt Analysis

At March 31, 2009

($ in thousands)

DEBT MATURITY SCHEDULE
Floating/ Fixed Rate	Effective Rate	Maturity Date		2009	2010	2011	2012	2013	After 2013	Total
Unsecured Debt:
Floating	1.49%	4/26/2010	(1)		275,000					$275,000
Fixed	3.25%	4/15/2012					460,000			460,000	(2)
Fixed	5.72%	8/4/2010			61,000					61,000
Fixed	6.45%	8/4/2014							83,000	83,000

					336,000		460,000		83,000	879,000

Secured Debt:
Floating	1.33%	4/26/2010			35,500					35,500
Fixed	7.20%	4/1/2009	(3)	74,795						74,795
Fixed	6.70%	12/27/2011		1,028	1,453	69,980				72,461
Fixed	5.57%	8/1/2012		1,034	1,449	1,532	71,517			75,532
Fixed	4.95%	8/1/2012		469	653	687	29,754			31,563
Fixed	8.13%	11/1/2014		842	517					1,359
Fixed	7.15%	5/1/2017		1,273	1,807	1,941	2,084	2,238	8,973	18,316
Fixed	Various (4)	Various	(4)	18	40	52	55	58	3,137	3,360

				79,459	41,419	74,192	103,410	2,296	12,110	312,886

Total	3.86%			$79,459	$377,419	$74,192	$563,410	$2,296	$95,110	$1,191,886

(1)	The maturity date does not reflect the Company’s option to extend the maturity by one year.

(2)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $28.0 million at March 31, 2009.

(3)	On April 1, 2009, the Company repaid $10.0 million of the $74.8 million principal balance and extended the maturity to April 1, 2010 for the remaining $64.8 million. The interest rate on the loan remained unchanged at 7.2% and there were no other significant changes to the terms of the loan.

(4)	Represents balance outstanding related to public facility bonds (the “Bonds”) issued in February 2008 by the City of Carlsbad. The Bonds have annual maturities beginning on September 1, 2009 through September 1, 2038, with interest rates ranging from 4.00% to 6.20%.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on April 27, 2009, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, other non-property income and expenses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, other non-property income and expenses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, net income attributable to noncontrolling interests, preferred dividends and distributions, net gains and losses on disposition of discontinued operations and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

The Company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the Company’s FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, Management believes that FFO along with the required GAAP presentations provides a more complete measurement of the Company’s performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs and could materially impact the Company’s results from operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non-cash amortization of deferred financing costs, debt discounts and share-based compensation awards, and contractual cash rents received in advance of revenue recognition, then subtracting tenant improvements, leasing commissions and recurring capital expenditures, significant non-cash gains, and eliminating the net effect of straight-line rents, amortization of deferred revenue related to tenant improvements and cash received prior to revenue recognition and amortization of above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to stockholders by adjusting FFO for the impact of certain cash and non cash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended March 31,
	2009	2008
Same Store Cash Net Operating Income	$44,474	$49,235
Adjustments:
GAAP Operating Revenues Adjustments, net	4,842	3,442
GAAP Operating Expenses Adjustments, net	(1,424)	(455)

Same Store GAAP Net Operating Income	47,892	52,222
Adjustment:
Non-Same Store GAAP Net Operating Income	4,267	763

Net Operating Income, as defined (1)	52,159	52,985
Adjustments:
General and administrative expenses	(7,053)	(9,236)
Interest expense	(12,218)	(10,865)
Depreciation and amortization	(21,185)	(19,866)
Interest income and other net investment gains (losses)	70	157

Net Income	11,773	13,175
Net income attributable to noncontrolling common units of the Operating Partnership	(397)	(591)
Preferred dividends and distributions	(3,799)	(3,799)

Net Income Available to Common Stockholders	$7,577	$8,785

(1)	Please refer to page 25 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Reconciliation of EBITDA to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended March 31,
	2009	2008
Net Income Available to Common Stockholders	$7,577	$8,785
Interest expense	12,218	10,865
Depreciation and amortization	21,185	19,866
Net income attributable to noncontrolling common units of the Operating Partnership	397	591
Preferred dividends and distributions	3,799	3,799

EBITDA (1)	$45,176	$43,906

(1)	Please refer to page 26 for a Management Statement on EBITDA.

Kilroy Realty Corporation

First Quarter 2009 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended March 31,
	2009	2008
Funds Available for Distribution (1)	$23,979	$25,747
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	4,859	5,353
Depreciation for furniture, fixtures and equipment	198	195
Preferred dividends and distributions	3,799	3,799
Provision for uncollectible tenant receivables	27	280
Changes in assets and liabilities and other adjustments, net (2)	(3,757)	(3,864)

GAAP Net Cash Provided by Operating Activities	$29,105	$31,510

(1)	Please refer to page 26 for a Management Statement on Funds Available for Distribution.

(2)	Primarily includes changes in the following assets and liabilities: marketable securities; current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; and rents received in advance and tenant security deposits.